UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

GUIDED THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

5835 Peachtree Corners East, Suite D Norcross, Georgia (Address of principal executive offices)		30092 (Zip Code)

Registrant’s telephone number, including area code: (770) 242-8723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry Into a Material Definitive Agreement

Eagle Equities Bridge Financing

On May 17, 2017, Guided Therapeutics, Inc. (the “Company”) entered into a securities purchase agreement with Eagle Equities, LLC (“Eagle”), providing for the purchase by Eagle from the Company of two convertible redeemable notes in the aggregate principal amount of $88,000, with the first note being in the amount of $40,000, and the second note being in the amount of $44,000. The first note was fully funded on May 19, 2017, with the Company receiving $40,000 of net proceeds (net of a 10% original issue discount). The second note will initially be paid for by the issuance of an offsetting $40,000 secured note issued to the Company by Eagle. The funding of the second note is subject to the mutual agreement of Eagle and the Company. Eagle is required to pay the principal amount of its secured note in cash and in full prior to executing any conversions under the second note issued by the Company. The notes bear an interest rate of 8%, and are due and payable on May 17, 2018. The notes may be converted by Eagle at any time after five months from issuance into shares of Company’s common stock (as determined in the notes) calculated at the time of conversion, except for the second note, which also requires full payment by Eagle of the secured note it issued to the Company before conversions may be made. The conversion price of the notes will be equal to 60% of the lowest trading price of the common stock for the 20 prior trading days including the day upon which a notice of conversion is received by the Company.

The notes may be prepaid in accordance with the terms set forth in the notes. The notes also contain certain representations, warranties, covenants and events of default including if the Company is delinquent in its periodic report filings with the SEC, and increases in the amount of the principal and interest rates under the notes in the event of such defaults. In the event of default, at Eagle’s option and in its sole discretion, Eagle may consider the notes immediately due and payable.

The foregoing description of the terms of the Eagle securities purchase agreement, the two notes issued by the Company to Eagle, and the secured note issued by Eagle to the Company, does not purport to be complete and is qualified in its entirety by the complete text of the documents attached as, respectively, Exhibit 10.1, Exhibit 4.1, Exhibit 4.2, and Exhibit 10.2 to this current report on Form 8-K, which are incorporated herein by reference.

Adar Bays Bridge Financing

Also on May 17, 2017, the Company entered into a separate securities purchase agreement with Adar Bays, LLC (“Adar”), providing for the purchase by Adar from the Company of two convertible redeemable notes in the aggregate principal amount of $88,000, with the first note being in the amount of $40,000, and the second note being in the amount of $44,000. The first note was fully funded on May 22, 2017, with the Company receiving $40,000 of net proceeds (net of a 10% original issue discount). The second note will initially be paid for by the issuance of an offsetting $40,000 secured note issued to the Company by Adar. The funding of the second note is subject to the mutual agreement of Adar and the Company. Adar is required to pay the principal amount of its secured note in cash and in full prior to executing any conversions under the second note issued by the Company. The notes bear an interest rate of 8%, and are due and payable on May 17, 2018. The notes may be converted by Adar at any time after five months from issuance into shares of Company’s common stock (as determined in the notes) calculated at the time of conversion, except for the second note, which also requires full payment by Adar of the secured note it issued to the Company before conversions may be made. The conversion price of the notes will be equal to 60% of the lowest trading price of the common stock for the 20 prior trading days including the day upon which a notice of conversion is received by the Company.

The notes may be prepaid in accordance with the terms set forth in the notes. The notes also contain certain representations, warranties, covenants and events of default including if the Company is delinquent in its periodic report filings with the SEC, and increases in the amount of the principal and interest rates under the notes in the event of such defaults. In the event of default, at Adar’s option and in its sole discretion, Adar may consider the notes immediately due and payable.

The foregoing description of the terms of the Adar securities purchase agreement, the two notes issued by the Company to Adar, and the secured note issued by Adar to the Company, does not purport to be complete and is qualified in its entirety by the complete text of the documents attached as, respectively, Exhibit 10.3, Exhibit 4.3, Exhibit 4.4, and Exhibit 10.4 to this current report on Form 8-K, which are incorporated herein by reference.

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GHS Investments Bridge Financing

On May 18, 2017, the Company entered into a securities purchase agreement with GHS Investments, LLC (“GHS”), an existing investor in the Company, providing for the purchase by GHS from the Company of a convertible promissory note in the aggregate principal amount of $66,000, for $60,000 in net proceeds (representing a 10% original issue discount). The transaction closed on May 19, 2017.

The note matures upon the earlier of the receipt of $100,000 by the Company from revenues, loans, investments, or any other means (other than the other bridge financings described in this current report) and December 31, 2017. In addition to the 10% original issue discount, the note accrues interest at a rate of 8% per year. The Company may prepay the note, in whole or in part, for 110% of outstanding principal and interest until 30 days from issuance, for 120% of outstanding principal and interest at any time from 31 to 60 days from issuance and for 140% of outstanding principal and interest at any time from 61 days to 180 days from issuance. The note may not be prepaid after the 180th day.

After six months from the date of issuance, the note will become convertible, at any time thereafter, in whole or in part, at the holder’s option, into shares of the Company’s common stock, at a conversion price equal to 60% of the lowest trading price during the 25 trading days prior to conversion.

The note includes customary event of default provisions and a default interest rate of the lesser of 20% per year or the maximum amount permitted by law. Upon the occurrence of an event of default, the holder of the note may require the Company to redeem the note (or convert it into shares of common stock) at 150% of the outstanding principal balance.

The foregoing description of the terms of the GHS securities purchase agreement and the note issued by the Company to GHS does not purport to be complete and is qualified in its entirety by the complete text of the documents attached as, respectively, Exhibit 10.5 and Exhibit 4.5 to this current report on Form 8-K, which are incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 regarding the conversion of the notes issued by the Company is incorporated herein by reference. The issuance of each note was exempt from the registration requirements of the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act of 1933. In making this determination, the Company relied on the separate representations of each investor that it is an “accredited investor” and had access to information about its investment and about the Company. Should any of the notes issued by the Company be converted into shares of common stock, the issuance of the underlying shares of common stock would be exempt from the registration requirements of the Securities Act pursuant to the exemption for exchange transactions under Section 3(a)(9) of the Securities Act of 1933.

This current report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities described above have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act.

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Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit
4.1	8% Convertible Redeemable Note (First Eagle Note)
4.2	8% Convertible Redeemable Note (Second Eagle Note)
4.3	8% Convertible Redeemable Note (First Adar Note)
4.4	8% Convertible Redeemable Note (Second Adar Note)
4.5	Convertible Promissory Note (GHS Note)
10.1	Securities Purchase Agreement, dated May 17, 2017, between the Company and Eagle Equities, LLC
10.2	Collateralized Secured Promissory Note, dated May 17, 2017 (From Eagle)
10.3	Securities Purchase Agreement, dated May 17, 2017, between the Company and Adar Bays, LLC
10.4	Collateralized Secured Promissory Note, dated May 17, 2017 (From Adar)
10.5	Securities Purchase Agreement, dated May 18, 2017, between the Company and GHS Investments, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC.

/s/ Gene S. Cartwright, Ph.D
By: Gene S. Cartwright, Ph.D.
President and Chief Executive Officer
Date: May 23, 2017

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EXHIBIT INDEX

Number	Exhibit
4.1	8% Convertible Redeemable Note (First Eagle Note)
4.2	8% Convertible Redeemable Note (Second Eagle Note)
4.3	8% Convertible Redeemable Note (First Adar Note)
4.4	8% Convertible Redeemable Note (Second Adar Note)
4.5	Convertible Promissory Note (GHS Note)
10.1	Securities Purchase Agreement, dated May 17, 2017, between the Company and Eagle Equities, LLC
10.2	Collateralized Secured Promissory Note, dated May 17, 2017 (From Eagle)
10.3	Securities Purchase Agreement, dated May 17, 2017, between the Company and Adar Bays, LLC
10.4	Collateralized Secured Promissory Note, dated May 17, 2017 (From Adar)
10.5	Securities Purchase Agreement, dated May 18, 2017, between the Company and GHS Investments, LLC